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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event report)             July 10, 1996
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                             HOUSE OF FABRICS, INC.
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               (Exact name of Registrant as Specified in Charter)

A Delaware Corporation                1-7927                   95-3426136
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(State or Other Jurisdiction        (Commission           (IRS Employer
  of Incorporation)                 File No.)            Identification No.)


13400 Riverside Drive, Sherman Oaks, California                   91423
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(Address of principal executive office)                         (Zip Code)


Registrants telephone number, including area code:      (818) 995-7000
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Item 3. Bankruptcy or Receivership

        The United States Bankruptcy Court for the Central District of California confirmed the House of Fabrics, Inc. (the "Company") Plan of Reorganization (the "Plan") on July 10, 1996. The effective date of the Plan will be no later than July 31, 1996. The material features of the plan are summarized as follows:

        Under the Plan, the Company will issue 5,136,415 shares of newly reorganized House of Fabrics, Inc. common stock ("New Common
        Stock") as well as additional shares, as necessary, to satisfy the warrants, equity incentive plans and additional bank group stock issuance as required by the Plan. The secured bank group will receive $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus 256,821 shares (or 5%) of New Common Stock. In addition, if the aggregate market value of the 256,821 shares of new common stock during a certain period after the effective date of the Plan, as defined, is less than $2,000,000, the secured bank group will receive additional stock or cash to bring the aggregate value up to $2,000,000. Generally, defaults under other secured obligations will be cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims will receive 25% in cash on or about the effective date of the Plan and will receive the balance in 12 equal monthly installments. Holders of general unsecured claims that are not covered by insurance will receive a pro rata distribution of 4,776,866 shares (or 93%) of New Common Stock. A portion of the 4,776,866 shares of New Common Stock to be issued to holders of unsecured claims will be placed in a claims reserve based on the percentage of disputed claims to total claims (total claims include both allowed claims and disputed claims).
        Holders of existing House of Fabrics, Inc. common stock will receive a pro rata distribution of 102,728 shares (or 2%) of New Common
        Stock (subject to dilution) plus warrants to purchase additional shares of New Common Stock. See attached press release (Exhibit 99.1) and copy of the Plan (Exhibit 99.2).

        For financial information regarding the assets and liabilities of the Company refer to the Company's form 10-Q filed for the period ended April 30, 1996.

        See Exhibit Index
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOUSE OF FABRICS, INC.
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                                         Registrant



                                By  /s/  Norman L. Salvesen
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                                         Norman L. Salvesen
                                      Vice President-Finance

Date: July 23, 1996
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                                 EXHIBIT INDEX
Exhibit No.
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99.1        Press Release dated July 10, 1996

99.2        Copy of the Plan of Reorganization dated May 23, 1996